UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2017

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 618-7255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

As previously reported, on January 25, 2017, United Rentals (North America), Inc. (“URNA”), a Delaware corporation and wholly owned subsidiary of United Rentals, Inc. (“URI”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with NES Rentals Holdings II, Inc., a Delaware corporation (“NES”), UR Merger Sub II Corporation (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of URNA, and Diamond Castle Holdings, LLC, a Delaware limited liability company, as Stockholder Representative (“Stockholder Representative”). On April 3, 2017, pursuant to the Merger Agreement, Merger Sub was merged with and into NES (the “Merger”), with NES as the surviving corporation in the Merger. Immediately following the Merger, URNA will take steps to merge NES and its subsidiaries into URNA, with URNA continuing as the surviving corporation of these mergers.

As a result of the Merger, each share of NES common stock was converted into the right to receive a pro rata share (as determined on a fully diluted basis) of the base consideration of $965,000,000, subject to customary post-closing purchase price adjustments and adjustments for rental fleet sales and purchases as set forth in the Merger Agreement (the “Per Share Merger Consideration”).  In addition, at the effective time of the Merger (the “Effective Time”), each outstanding award of restricted stock in respect of shares of NES common stock granted under NES’s stock incentive plan was fully vested, and each share of common stock underlying each award of restricted stock was treated as NES common stock for all purposes of receiving the Per Share Merger Consideration under the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to URI and URNA’s Current Report on Form 8-K filed with the U.S. Securities Exchange Commission on January 27, 2017 and incorporated herein by reference.

Item 8.01.                                        Other Events.

On April 3, 2014, URI issued a press release announcing the consummation of the Merger.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

2.1       Agreement and Plan of Merger, dated as of January 25, 2017, by and among United Rentals (North America), Inc., UR Merger Sub II Corporation, NES Rentals Holdings II, Inc. and Diamond Castle Holdings, LLC, solely in its capacity as the Stockholder Representative (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on January 27, 2017).

99.1     Press Release of United Rentals, Inc., announcing the consummation of the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 3, 2017

UNITED RENTALS, INC.

By:	/S/ Craig A. Pintoff
Name: Craig A. Pintoff
Title: Executive Vice President — Chief Administrative and Legal Officer

UNITED RENTALS (NORTH AMERICA), INC.

By:	/S/ Craig A. Pintoff
Name: Craig A. Pintoff
Title: Executive Vice President — Chief Administrative and Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of January 25, 2017, by and among United Rentals (North America), Inc., UR Merger Sub II Corporation, NES Rentals Holdings II, Inc. and Diamond Castle Holdings, LLC, solely in its capacity as the Stockholder Representative (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on January 27, 2017).

99.1	Press Release of United Rentals, Inc., announcing the consummation of the Merger.